UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2022

HERC HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

27500 Riverview Center Blvd.
Bonita Springs, Florida 34134

(239) 301-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	HRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 5, 2022, Herc Holdings Inc. (the “Company”), Herc Rentals Inc., Matthews Equipment Limited and certain other subsidiaries of the Company and Bank of America, N.A., as agent, and the financial institutions from time to time party thereto, entered into an amendment (the “First Amendment”) to the Company’s senior secured asset-based revolving credit facility dated April 31, 2019 (the “ABL Credit Facility”).

The First Amendment was executed primarily to increase the aggregate amount of the revolving credit commitments to $3.5 billion and to extend the maturity date of the ABL Credit Facility to July 5, 2027. In addition, (i) the provisions of the ABL Credit Facility regarding interest on revolving loans were amended to replace LIBOR-based rates with rates based on Term SOFR with regard to loans denominated in U.S. dollars and to make certain associated changes; and (ii) certain of the operational and restrictive covenants and other terms and conditions of the ABL Facility were modified to provide the Company and its subsidiaries increased flexibility and permissions thereunder.

A new section was added to the ABL Credit Facility to provide that the Company, in consultation with a Sustainability Coordinator, may establish key performance indicators (“KPIs”) with respect to certain environmental, social and governance targets of the Company and its subsidiaries, which if mutually agreed, may be incorporated into the ABL Credit Facility through an amendment (an “ESG Amendment”). Upon the effectiveness of an ESG Amendment, the commitment fee and the spreads applicable to revolving loans may be increased or decreased within certain limits based on performance against the KPIs.

The foregoing description of the First Amendment is included to provide information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to ABL Credit Facility, dated July 5, 2022, by and among Bank of America, N.A., a national banking association, as agent, the financial institutions from time to time parties thereto, and Herc Holdings Inc., Matthews Equipment Limited, and certain subsidiaries of Herc Holdings Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ Mark Irion
Name:	Mark Irion
Title:	Senior Vice President and Chief Financial Officer

Date: July 8, 2022

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